SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 28, 2007


                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                                         11-2408943
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


767 Fifth Avenue, New York, New York                            10153
(Address of principal executive offices)                      (Zip Code)

                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            On November 30, 2007, The Estee Lauder Companies Inc. (the "Company") announced that Philip Shearer, Group President, has resigned from that position effective immediately. Until incoming President and Chief Operating Officer Fabrizio Freda arrives in March 2008, Philip Shearer's direct reports, who currently lead the Clinique, Aveda, Origins, Bumble and bumble and Ojon brands, as well as the Company's online business, will report to William P. Lauder, President and Chief Executive Officer, on an interim basis.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     THE ESTEE LAUDER COMPANIES INC.



Date: November 30, 2007                  By:  /s/ Sara E. Moss
                                              ---------------------------------
                                              Sara E. Moss
                                              Executive Vice President and
                                              General Counsel